UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2009

TAO MINERALS LTD.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51922
(Commission File Number)

20-1682702
(IRS Employer Identification No.)

Officina 624, Empresarial Mall Ventura, Cra.32 #1B Sur 51, Medellin, Colombia
(Address of principal executive offices and Zip Code)

807 344 2644
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 21, 2009, we effected a 200 for one (1) share consolidation of our authorized and issued and outstanding common stock. As a result, our authorized capital decreased from 552,000,000 shares of common stock with a par value of $0.001 to 2,760,000 shares of common stock with a par value of $0.001 and our issued and outstanding shares decreased from 547,370,946 shares of common stock to 2,736,854 shares of common stock.

Item 7.01	Regulation FD Disclosure

The consolidation becomes effective with the Over-the-Counter Bulletin Board at the opening for trading on September 23, 2009 under the new stock symbol “TAON”. Our new CUSIP number is 87600P303.

Item 9.01	Financial Statements and Exhibits

3.01	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAO MINERALS LTD.

/s/ James Sikora
James Sikora
President

November 12, 2009